EXHIBIT 99.1

Canadian Derivatives Clearing Corporation

Index and ETF options

Name of Underlying Instrument	Option Symbol	Underlying Symbol

BMO Dow Jones Canada Titans 60 Index ETF	ZCN	ZCN
Claymore Global Agriculture ETF	COW	COW
Claymore Gold Bullion ETF	CGL	CGL
Claymore Natural Gas Commodity ETF	GAS	GAS
Horizons BetaPro NYMEX Crude Oil Bear Plus ETF	HOD	HOD
Horizons BetaPro NYMEX Crude Oil Bull Plus ETF	HOU	HOU
Horizons BetaPro NYMEX Natural Gas Bear Plus ETF	HND	HND
Horizons BetaPro NYMEX Natural Gas Bull Plus ETF	HNU - HNU1	HNU - HNU1
Horizons BetaPro S&P/TSX 60 Bear Plus ETF	HXD	HXD
Horizons BetaPro S&P/TSX 60 Bull Plus ETF	HXU	HXU
Horizons BetaPro S&P/TSX Capped Energy Bear Plus ETF	HED	HED
Horizons BetaPro S&P/TSX Capped Energy Bull Plus ETF	HEU	HEU
Horizons BetaPro S&P/TSX Capped Financials Bear Plus ETF	HFD	HFD
Horizons BetaPro S&P/TSX Capped Financials Bull Plus ETF	HFU	HFU
Horizons BetaPro S&P/TSX Global Gold Bear Plus ETF Please refer to circular no. 075-10.	HGD - HGD1	HGD - HGD1
Horizons BetaPro S&P/TSX Global Gold Bull Plus ETF	HGU	HGU
Horizons BetaPro S&P/TSX 60 Inverse ETF	HIX	HIX
iShares DEX All Corporate Bond Index Fund	XCB	XCB
iShares DEX Short Term Bond Index Fund	XSB	XSB
iShares Dow Jones Canada Select Dividend Index Fund	XDV	XDV
iShares MSCI EAFE Index Fund (CAD-Hedged)	XIN	XIN
iShares S&P 500 Index Fund (CAD-Hedged)	XSP	XSP

Name of Underlying Instrument	Option Symbol	Underlying Symbol

iShares S&P/TSX 60 Index Fund	XIU *	XIU
iShares S&P/TSX Capped Composite Index Fund	XIC	XIC
iShares S&P/TSX Capped Energy Index Fund	XEG *	XEG
iShares S&P/TSX Capped Financials Index Fund	XFN	XFN
iShares S&P/TSX Capped Information Technology Index Fund	XIT	XIT
iShares S&P/TSX Capped Materials Index Fund	XMA	XMA
iShares S&P/TSX Capped REIT Index Fund	XRE	XRE
iShares S&P/TSX Global Gold Index Fund	XGD *	XGD
S&P/TSX 60 Index Options	SXO	TX60

Equity options

Name of Underlying Instrument	Option Symbol	Underlying Symbol

Advantage Oil & Gas Ltd.	AAV	AAV
Aecon Group Inc.	ARE	ARE
AGF Management Ltd.	AGF	AGF.B
Agnico-Eagle Mines Limited	AEM	AEM
Agrium Inc.	AGU *	AGU
Alamos Gold Inc.	AGI	AGI
Alexco Resource Corp.	AXR	AXR
Alimentation Couche Tard Inc.	ATD	ATD.B
Allied Nevada Gold Corp.	ANV	ANV
AltaGas Ltd.	ALA	ALA
Anatolia Minerals Development Limited	ANO	ANO
Angle Energy Inc.	NGL	NGL
ARC Energy Trust	AET	AETu
Astral Media Inc.	ACM	ACM.A
Athabasca Oil Sands Corp.	ATH	ATH
Atlantic Power Corporation	ATP	ATP
ATS Automation Tooling Systems Inc.	ATA	ATA
Aurizon Mines Ltd.	ARZ	ARZ
Ballard Power Systems Inc.	BLD	BLD
Bank of Montreal	BMO *	BMO
Bank of Nova Scotia (The)	BNS *	BNS
Bankers Petroleum Ltd.	BNK	BNK

Name of Underlying Instrument	Option Symbol	Underlying Symbol

Barrick Gold Corporation	ABX *	ABX
BCE Inc.	BCE *	BCE
Birchcliff Energy Limited	BIR	BIR
Bombardier Inc.	BBD *	BBD.B
Breakwater Resources Ltd.	BWR	BWR
Brookfield Asset Man. Inc. Cl. A	BAM	BAM.A
Brookfield Properties Corp.	BPO	BPO
CAE Inc.	CAE	CAE
Calloway Real Estate Investment Trust	CWT	CWTu
Cameco Corporation	CCO *	CCO
Canadian Apartment Properties Real Estate Investment Trust	CAR	CARu
Canadian Imperial Bank of Commerce	CM *	CM
Canadian National Railway Company	CNR *	CNR
Canadian Natural Resources Limited	CNQ *	CNQ
Canadian Oil Sands Trust	COS	COSu
Canadian Pacific Railway Limited	CP	CP
Canadian Tire Corp. Ltd	CTC	CTC.A
Canadian Utilities	CU	CU
Canadian Western Bank	CWB	CWB
Canfor Corporation	CFP	CFP
Capital Power Corporation	CPX	CPX
Cardiome Pharma Corp	COM	COM
Cascades Inc.	CAS	CAS
Celestica Inc.	CLS *	CLS
Celtic Exploration Ltd.	CLT	CLT
Cenovus Energy Inc.	CVE	CVE
Centerra Gold Inc.	CG *	CG
CGI Inc. (Group)	GIB	GIB.A
Chartwell Seniors Housing Real Estate Investment Trust	CSH	CSHu
China Gold International Resources Corp. Ltd	CGG	CGG
CI Financial Inc.	CIX	CIX
Coeur d'Alene Mines Corporation	CDM	CDM
Cogeco Cable Inc.	CCA	CCA
Colossus Minerals Inc.	CSI	CSI
Consolidated Thompson Iron Mines Ltd.	CLM	CLM
Continental Gold Limited	CNL	CNL

Name of Underlying Instrument	Option Symbol	Underlying Symbol

Corridor Resources Inc.	CDH	CDH
CORUS Entertainment Inc.	CJR	CJR.B
Cott Corp.	BCB	BCB
Crescent Point Energy Corp.	CPG	CPG
Crew Energy Incorporated	CR	CR
Daylight Energy Ltd.	DAY	DAY
Detour Gold Corp.	DGC	DGC
Dollarama Inc.	DOL	DOL
Domtar Corporation	UFS	UFS
DragonWave Inc.	DWI	DWI
Dundee Corporation	DC	DC.A
Eldorado Gold Corp.	ELD *	ELD
Emera Inc.	EMA	EMA
Enbridge Inc.	ENB *	ENB
EnCana Corporation	ECA *	ECA
Enerplus Resources Fund	ERF	ERFu
Ensign Energy Services Inc.	ESI	ESI
Equinox Minerals Ltd.	EQN	EQN
European Goldfields Ltd.	EGU *	EGU
Exeter Resource Corporation	XRC	XRC
Extendicare Real Estate Investment Trust	EXE	EXEu
Fairborne Energy Ltd.	FEL	FEL
Finning International Inc.	FTT	FTT
First Capital Realty Inc.	FCR	FCR
First Majestic Silver Corp.	FR	FR
First Quantum Minerals	FM	FM
Fortis Inc.	FTS	FTS
Franco Nevada	FNV	FNV
Fronteer Development Group Inc.	FRG	FRG
Gabriel Resources Ltd.	GBU	GBU
Galleon Energy Inc.	GO	GO
Gammon Gold Inc.	GAM	GAM
Garda World Security Corporation	GW	GW
Genworth MI Canada Inc.	MIC	MIC
George Weston Limited	WN	WN
Gerdau AmeriSteel Corporation Please refer to circular no. 106-10.	GNA1	GNA1
Gildan Activewear Inc.	GIL	GIL

Name of Underlying Instrument	Option Symbol	Underlying Symbol

GMP Capital Inc.	GMP	GMP
Goldcorp Inc.	G *	G
Golden Star Resources Ltd.	GSC	GSC
Gran Tierra Energy Inc.	GTE	GTE
Grande Cache Coal Corporation	GCE	GCE
Great Canadian Gaming Corporation	GC	GC
Great-West Lifeco Inc.	GWO	GWO
Greystar Resources Ltd.	GSL	GSL
Groupe Aeroplan Inc.	AER	AER
Guyana Goldfields Inc.	GUY	GUY
H&R Real Estate Investment Trust	HR	HR u
Harry Winston Diamond Corp.	HW	HW
HudBay Minerals Inc.	HBM	HBM
Husky Energy Inc.	HSE *	HSE
IAMGOLD Corporation	IMG	IMG
IESI-BFC Ltd.	BIN	BIN
IGM Financial Inc.	IGM	IGM
IMAX Corporation	IMX	IMX
Imperial Oil Limited	IMO	IMO
Industrial Alliance Insurance and Financial Services Inc.	IAG	IAG
Inmet Mining Corporation	IMN	IMN
Intact Financial Corporation	IFC	IFC
International Tower Hill Mines Ltd.	ITH	ITH
Ivanhoe Mines Ltd.	IVN	IVN
Jaguar Mining Inc.	JAG	JAG
Keegan Resources Inc.	KGN	KGN
Kinross Gold Corporation	K *	K
Kirkland Lake Gold Inc.	KGI	KGI
Legacy Oil + Gas Inc.	LEG	LEG
Loblaw Companies Ltd.	L	L
Lululemon Athletica Inc.	LLL	LLL
Lundin Mining Corp.	LUN	LUN
Magna International Inc	MG	MG
Manitoba Telecom Services Inc.	MBT	MBT
Manulife Financial Corporation	MFC *	MFC
Methanex Corporation	MX	MX
METRO INC.	MRU	MRU.A

Name of Underlying Instrument	Option Symbol	Underlying Symbol

Migao Corporation	MGO	MGO
Minefinders Corporation Ltd.	MFL	MFL
Mullen Group Ltd.	MTL	MTL
NAL Oil & Gas Trust	NAE	NAEu
National Bank of Canada	NA *	NA
Neo Material Technologies Inc.	NEM	NEM
Nevsun Resources Ltd.	NSU	NSU
New Gold Inc.	NGD	NGD
Nexen Inc.	NXY *	NXY
Niko Resources Ltd.	NKO	NKO
Nordion Inc.	NDN	NDN
North American Palladium Ltd.	PDL	PDL
NovaGold Resources Inc.	NG	NG
NuVista Energy Limited	NVA	NVA
Onex Corp.	OCX	OCX
Open Text Corp	OTC	OTC
OPTI Canada Inc.	OPC	OPC
Osisko Mining Corp.	OSK *	OSK
Pacific Rubiales Energy	PRE *	PRE
Paladin Energy Ltd.	PDN	PDN
Pan American Silver Corporation	PAA	PAA
Paramount Resources Ltd.	POU	POU
Pembina Pipeline Corporation	PPL	PPL
Pengrowth Energy Trust	PGF	PGFu
Penn West Energy Trust	PWT	PWTu
Perpetual Energy Inc.	PMT	PMT
Petro-Canada Please refer to circular no. 122-09.	SU1	SU1
PetroBakken Energy Ltd.	PBN	PBN
Petrobank Energy & Resources Ltd.	PBG	PBG
Petrominerales Ltd.	PMG	PMG
Potash Corporation of Saskatchewan	POT	POT
Power Corporation of Canada	POW	POW
Power Financial Corporation	PWF	PWF
Precision Drilling Trust	PD	PD
Premier Gold Mines Limited	PG	PG
Primaris Retail Real Estate Investment Trust	PMZ	PMZu
ProEx Energy Ltd.	PRQ	PRQ

Name of Underlying Instrument	Option Symbol	Underlying Symbol

QLT Inc.	QLT	QLT
Quadra FNX Mining Ltd. Please refer to circular no. 071-10.	QUX	QUX
Questerre Energy Corporation	QEC	QEC
Red Back Mining Inc. Please refer to circular no. 121-10.	K1 *	K1
Research in Motion Limited	RIM	RIM
Resverlogix Corp.	RVX	RVX
RioCan Real Estate Investment Trust	REI	REIu
Ritchie Bros. Auctioneers Incorporated	RBA	RBA
Rogers Communications Inc.	RCI *	RCI.B
Rona Inc.	RON	RON
Royal Bank of Canada	RY *	RY
Royal Gold, Inc.	RGL	RGL
Rubicon Minerals Corp.	RMX	RMX
Russel Metals Inc.	RUS	RUS
Saputo	SAP	SAP
Seabridge Gold Inc.	SEA	SEA
SEMAFO INC.	SMF	SMF
Shaw Communications Inc.	SJR	SJR.B
Sherritt International Corporation	S	S
Shoppers Drug Mart	SC *	SC
Sierra Wireless Inc.	SW	SW
Silver Standard Resources Inc.	SSO	SSO
Silver Wheaton Corp.	SLW	SLW
Silvercorp Metals Inc.	SVM	SVM
Sino-Forest Corporation	TRE	TRE
SNC-Lavalin Group Inc.	SNC	SNC
Sprott Resource Corp.	SCP	SCP
Sun Life Financial	SLF *	SLF
Suncor Energy Inc.	SU *	SU
Superior Plus Corp.	SPB	SPB
SXC Health Solutions Corp.	SXC	SXC
Talisman Energy Inc.	TLM *	TLM
Tanzanian Royalty Exploration Corporation	TNX	TNX
Taseko Mines Limited	TKO	TKO
Teck Resources Limited. Cl. B	TCK *	TCK.B
TELUS Corporation	T *	T

Name of Underlying Instrument	Option Symbol	Underlying Symbol

The Jean Coutu Group (PJC) Inc.	PJC	PJC.A
Theratechnologies Inc.	TH	TH
Thompson Creek Metals Company Inc.	TCM	TCM
Thomson Reuters Corporation	TRI	TRI
Tim Hortons	THI	THI
TMX Group Inc.	X	X
Toromont Industries Ltd.	TIH	TIH
Toronto-Dominion Bank (The)	TD *	TD
TransAlta Corporation	TA	TA
TransCanada Corporation	TRP *	TRP
Transcontinental Inc.	TCL	TCL.A
TransForce Inc.	TFI	TFI
TransGlobe Energy Corporation	TGL	TGL
Trican Well Services Inc.	TCW	TCW
Trilogy Energy Corp.	TET	TET
Trinidad Drilling Ltd.	TDG	TDG
Uranium One Inc.	UUU	UUU
Uranium Participation Corp.	U	U
Valeant Pharmaceuticals International, Inc. Please refer to circular no. 150-10.	VRX - VRX2	VRX - VRX2
Ventana Gold Corp.	VEN	VEN
Vermilion Energy Inc.	VET	VET
Vero Energy Inc.	VRO	VRO
Viterra Inc.	VT	VT
Western Coal Corp.	WTN	WTN
WestJet Airlines Ltd.	WJA	WJA
Westport Innovations Inc.	WPT	WPT
Yamana Gold Inc.	YRI *	YRI
Yellow Media Inc.	YLO	YLO